UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center

Minneapolis, MN 55474

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: February 28

Date of reporting period: February 28, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

February 28, 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 11th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of December 31, 2014. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies.

Contact us for more current data.

**	Source: ICI as of December 31, 2014 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of December 2014 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

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mutual fund commentary and more at columbiathreadneedle.com/us.

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Visit our online video library to watch and discover what our thought leaders
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Social media We offer you multiple ways to access our market commentary and investment insights.

■	Perspectives blog at columbiathreadneedle.com/us

Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

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*	Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the “About Us” tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■	Fund and strategy names

■	Established investment teams, philosophies and processes

■	Account services, features, servicing phone numbers and mailing addresses

■	Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children’s education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Global Equity Value Fund (the Fund) Class A shares returned 9.06% excluding sales charges for the 12-month period that ended February 28, 2015.

■

During the same time period, the Fund outperformed its benchmark, the MSCI World Value Index (Net), which returned 5.34%, as well as its supplemental benchmark, the MSCI World Index (Net), which returned 7.87%.

■	Stock selection, sector allocation and country allocation overall contributed positively to the Fund’s relative results.

Average Annual Total Returns (%) (for period ended February 28, 2015)
	Inception	1 Year	5 Years	10 Years
Class A	03/20/95
Excluding sales charges		9.06	12.27	6.87
Including sales charges		2.79	10.95	6.24
Class B	05/14/84
Excluding sales charges		8.27	11.42	6.06
Including sales charges		3.54	11.16	6.06
Class C	06/26/00
Excluding sales charges		8.25	11.42	6.06
Including sales charges		7.31	11.42	6.06
Class I	03/04/04	9.66	12.74	7.32
Class K	03/20/95	9.25	12.44	7.04
Class R*	12/11/06	8.80	11.98	6.61
Class R4*	12/11/06	9.38	12.42	6.92
Class R5*	12/11/06	9.48	12.70	7.20
Class W*	12/01/06	9.08	12.20	6.83
Class Y*	02/28/13	9.50	12.46	6.96
Class Z*	09/27/10	9.41	12.54	7.00
MSCI World Value Index (Net)		5.34	10.44	5.31
MSCI World Index (Net)		7.87	11.69	6.35
Russell 1000 Value Index		13.49	15.51	7.21

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the oldest share class of the Fund, Class B, are no longer available, Class A shares of the Fund were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

Effective September 5, 2014 (the Effective Date), the Fund compares its performance to that of the MSCI World Value Index (Net) and the MSCI World Index (Net) (the New Indices) in light of the changes made to the Fund’s name and principal investment strategies. Fund performance prior to the Effective Date is reflective of a different strategy which may not align well with the New Indices. Information on the New Indices and old benchmark (the Russell 1000 Value Index) will be included for a one-year transition period. Thereafter, only the New Indices will be included. The MSCI World Value Index (Net) captures large and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. With 819 constituents, the index targets 50% coverage of the free float-adjusted market capitalization of the MSCI World Index. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Value Index (Net) and the MSCI World Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2005 — February 28, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Equity Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015	3

COLUMBIA GLOBAL EQUITY VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Steve Schroll

Paul Stocking

Dean Ramos, CFA

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Effective September 5, 2014, the Fund was renamed Columbia Global Equity Value Fund and its principal investment strategies were revised to reflect a 40% global investment policy. In conjunction with these changes, the Russell 1000 Value Index was replaced with the MSCI World Value Index (Net) and the MSCI World Index (Net) was added as a supplemental benchmark.

For the 12-month period that ended February 28, 2015, the Fund’s Class A shares returned 9.06% excluding sales charges. During the same time period, the Fund outperformed its benchmark, the MSCI World Value Index (Net), which returned 5.34%, and its supplemental benchmark, the MSCI World Index (Net), which returned 7.87%. The Russell 1000 Value Index, which was the Fund’s benchmark until September 4, 2014, returned 13.49% for the 12-month period. Stock selection, sector allocation and country allocation overall contributed positively to the Fund’s relative results.

Equity Markets Posted Strong Gains

The U.S. equity market, as represented by the S&P 500 Index, posted healthy double-digit gains during the reporting period, achieving new highs and broad market participation, even as significant shifts were seen in the business world and wider society. A torrent of corporate mergers helped drive stocks higher. Alibaba, the dominant Chinese online retailer, executed the largest initial public offering ever in September 2014. A near halving in the price of crude oil during the annual period was bad news for many energy companies, but the decline in the cost of fuel was a boon for airlines. Volatility heightened in the second half of 2014 and into January 2015, as concerns about global economic growth, emerging markets’ health, geopolitical tensions and plunging oil prices had investors on edge. A stronger U.S. dollar also led to many companies missing fourth quarter 2014 earnings or reducing forward estimates. After declining in January 2015, the U.S. equity market again gained ground in February 2015. As the U.S. equity market moved higher, volatility moved lower, as concerns about Greece and Ukraine declined and corporate earnings improved.

On the international front, disappointing gross domestic product growth, which led to easing monetary policy, the strong U.S. dollar and sharply falling oil prices impacted equity market performance. Economic growth remained tepid in Europe and Japan, but markets reflected expectations that the central banks would ease conditions. Japan announced easing measures at the end of October 2014, and Prime Minister Abe delayed a further consumption tax increase. In January 2015, the European Central Bank (ECB) announced its own quantitative easing program, and European equities rallied on the news. Elsewhere, Canada cut interest rates for the first time since 2009, and Australia did the same for the first time since August 2013. Both the euro and yen depreciated against the U.S. dollar during the annual period, given the expectation that the U.S. Federal Reserve would raise interest rates with improving U.S. economic conditions, while the ECB and Bank of Japan would be keeping rates near zero. The combination of slow macroeconomic improvement, low interest rates and weak currencies led to improving corporate earnings and strong stock market performance in Europe and Japan. However, because of the weak currencies, returns expressed in U.S. dollars appeared lower. In contrast, the Bank of England was upbeat on economic prospects and hinted that it may raise rates later in 2015, which sent the U.K.’s equity market to a high not seen since 1999.

4	Annual Report 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Sector Allocation Hampered Results During First Portion of Annual Period

The Russell 1000 Value Index was the Fund’s benchmark through September 4, 2014. From the beginning of the reporting period through September 4, 2014, the Fund’s results lagged those of the Russell 1000 Value Index, hampered primarily by sector allocation. Stock selection overall contributed positively. Having overweight allocations to the industrials and consumer staples sectors, which underperformed the Russell 1000 Value Index, and an underweight allocation to information technology, which outperformed the Russell 1000 Value Index, hurt the Fund’s relative results most. Stock selection in energy, telecommunication services and financials also detracted but was more than offset by effective stock selection in the consumer staples, information technology and materials sectors.

Change to Fund Mandate Drove Shifts in Positioning

From September 5, 2014 through the end of the reporting period, we made several shifts in the positioning of the Fund’s portfolio. Most significantly, we moved from a U.S.-centric to a more globally-focused portfolio, In doing so, by the end of the annual period, the Fund was most overweight relative to the MSCI World Value Index (Net) in Ireland and Switzerland and most underweight relative to the MSCI World Value Index (Net) in Japan and Germany. We also made shifts in sector positioning, some based on active management decisions, and some by virtue of switching to the new benchmark index. During the annual period overall, the Fund’s relative weightings in industrials and information technology increased and its relative weightings in financials and healthcare decreased.

Stock, Sector and Country Decisions Aided Results During Second Portion of Annual Period

From September 5, 2014 through the end of the reporting period, the Fund outperformed the MSCI World Value Index (Net), boosted by sector allocation, country allocation and individual stock selection. From a sector perspective, the Fund was helped most by its overweight allocations to the healthcare and consumer discretionary sectors, each of which significantly outpaced the MSCI World Value Index (Net) during the period from September 5, 2014 through February 28, 2015. Stock selection in the industrials, information technology and financials sectors also aided the Fund’s relative results. From a country perspective, both stock selection and allocation positioning in the U.S., Canada, Ireland, France, Spain and Switzerland contributed most positively. Such positive contributors were only partially offset by the detracting effect of weaker stock selection in the materials, consumer discretionary and energy sectors. Having an overweight allocation to energy, the weakest performing sector in the MSCI World Value Index (Net) during these months, and an underweight exposure to telecommunication services, which outpaced the benchmark index, also hurt. Positioning in Japan, Brazil and the Netherlands further dampened relative results.

Among the Fund’s top contributors was airline United Continental Holdings, which benefited from continued improvement in fundamentals, such as industry traffic, and from lower oil prices and thus cheaper jet fuel. Shares of specialty pharmaceutical manufacturer Actavis rose on anticipated and early results from its acquisition of Forest Laboratories, including upwardly revised earnings estimates. Integrated pharmacy healthcare provider CVS Health

Top Ten Holdings (%) (at February 28, 2015)
Cisco Systems, Inc. (United States)	2.0
Dow Chemical Co. (The) (United States)	2.0
Pfizer, Inc. (United States)	1.7
JPMorgan Chase & Co. (United States)	1.7
Procter & Gamble Co. (The) (United States)	1.6
Bank of America Corp. (United States)	1.6
General Electric Co. (United States)	1.5
United Continental Holdings, Inc. (United States)	1.5
Royal Dutch Shell PLC, Class A (United Kingdom)	1.5
Actavis PLC (Ireland)	1.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio managers misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2015	5

COLUMBIA GLOBAL EQUITY VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at February 28, 2015)
Common Stocks	97.2
Consumer Discretionary	10.2
Consumer Staples	8.8
Energy	11.9
Financials	17.7
Health Care	11.4
Industrials	14.0
Information Technology	8.3
Materials	6.1
Telecommunication Services	4.0
Utilities	4.8
Limited Partnerships	0.5
Money Market Funds	2.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Country Breakdown (%) (at February 28, 2015)
Australia	2.2
Belgium	0.9
Bermuda	1.1
Canada	2.8
Curacao	0.7
France	4.5
Germany	1.7
Ireland	3.2
Japan	5.1
Liberia	0.8
Netherlands	1.9
Norway	0.5
Spain	1.0
Sweden	1.4
Switzerland	3.9
United Kingdom	10.8
United States(a)	57.5
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. The Fund may use this and/or other criteria, for purposes of its investment policies, in determining whether an issuer is domestic (U.S.) or foreign. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

performed well on exclusivity in carrying certain specialty pharmaceuticals, a more severe and earlier flu season than anticipated, the significant boosting of its dividend and strong prescription volume trends as a result of higher enrollment in healthcare plans overall. Shares of managed care services provider UnitedHealth Group gained on improved medical cost trends and on the resolution of some enrollment and margin issues within its commercial and Medicare business segments.

Among the biggest individual stock detractors from the Fund’s relative performance were oilfield services giants Halliburton and Schlumberger, each of which saw its shares decline along with the broad energy sector as oil prices dropped precipitously. Many anticipated the fall in oil prices could lead to a slowdown or shutdown of operations serviced by these companies. Concerns about the lagging recovery each might face going forward given the nature of the industry spending cycle also impacted these two stocks. LyondellBasell Industries saw its shares fall with oil prices as what had been attractive ethylene margins compressed. Shares of Suncor Energy was a top detractor during the latter portion of the annual period, as the company significantly lowered its forward earnings guidance.

Looking Ahead

Several factors seen at the end of the reporting period lead us to a cautiously optimistic view on the equity markets as we look forward to the remainder of 2015. First, heightened market volatility amid low oil prices may increase the focus on investment opportunities in the U.S. and internationally not only in the energy sector but also in sectors closely leveraged to commodity pressures, such as materials and industrials. Second, there was increasingly divergent economic strength, as the U.S. and the U.K. showed improved growth, while continental Europe, China and Japan lagged, thus leading to varying central bank policy. We currently believe this trend may lead to attractive investment opportunities in Europe and Asia in the months ahead. Third, the U.S. dollar appreciated strongly against virtually all other major currencies in the latter half of the annual period. While this may lead to a currency headwind on earnings both for international companies and for U.S. companies with substantial non-U.S. operations, it may also provide opportunities for investment in domestically-focused companies with attractive valuations. Indeed, while U.S. equity valuations grew more fully during the strong market moves of 2013, 2014 and again in February 2015, we still viewed U.S. equity valuations as generally favorable at the end of the reporting period. These factors, along with expectations both of continued U.S. economic growth and of better corporate earnings growth in Europe and Japan, serve as the foundation for our constructive view. That said, we currently intend to re-visit the Fund’s country positioning in the near term in light of two major international events in January 2015. First was the ECB’s introduction of significant bond purchases through its quantitative easing program to be in effect until at least September 2016, anticipated to sharply increase liquidity in the eurozone. Second was the Swiss National Bank’s unpegging of the Swiss franc from the euro, expected to impact many export-oriented Swiss companies.

Regardless of near-term market conditions, going forward, we intend to seek value opportunities in all sectors and markets of the global equity universe, maintaining a disciplined focus on business fundamentals and company management philosophies as prudent stewards of capital. We believe such a bottom-up, fundamentally-focused strategy may ultimately reward investors maintaining a long-term perspective.

6	Annual Report 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2014 – February 28, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,006.70	1,019.10	5.85	5.89	1.17
Class B	1,000.00	1,000.00	1,002.80	1,015.36	9.59	9.65	1.92
Class C	1,000.00	1,000.00	1,002.90	1,015.36	9.59	9.65	1.92
Class I	1,000.00	1,000.00	1,009.40	1,021.59	3.36	3.38	0.67
Class K	1,000.00	1,000.00	1,007.40	1,019.80	5.15	5.19	1.03
Class R	1,000.00	1,000.00	1,005.40	1,017.85	7.10	7.14	1.42
Class R4	1,000.00	1,000.00	1,008.00	1,020.34	4.61	4.63	0.92
Class R5	1,000.00	1,000.00	1,008.70	1,020.99	3.96	3.98	0.79
Class W	1,000.00	1,000.00	1,006.60	1,019.15	5.80	5.84	1.16
Class Y	1,000.00	1,000.00	1,008.40	1,021.34	3.61	3.63	0.72
Class Z	1,000.00	1,000.00	1,008.00	1,020.34	4.61	4.63	0.92

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015	7

COLUMBIA GLOBAL EQUITY VALUE FUND

PORTFOLIO OF INVESTMENTS

February 28, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 97.5%
Issuer	Shares	Value ($)
AUSTRALIA 2.2%
Australia and New Zealand Banking Group Ltd.	308,840	8,520,194

BHP Billiton Ltd., ADR	113,689	5,970,946

National Australia Bank Ltd.	294,009	8,698,918

Total		23,190,058

BELGIUM 0.9%
Anheuser-Busch InBev NV	74,578	9,489,007

BERMUDA 1.1%
Norwegian Cruise Line Holdings Ltd.(a)	222,810	10,988,989

CANADA 2.8%
Bank of Montreal	40,368	2,501,201

Bank of Montreal	52,341	3,243,208

Cenovus Energy, Inc.	147,806	2,550,336

Royal Bank of Canada	91,505	5,732,147

Suncor Energy, Inc.	178,774	5,381,097

Teck Resources Ltd., Class B	287,400	4,616,424

Toronto-Dominion Bank (The)	57,358	2,515,148

Toronto-Dominion Bank (The)	76,043	3,333,459

Total		29,873,020

CURACAO 0.7%
Schlumberger Ltd.	90,802	7,641,896

FRANCE 4.5%
Cie Generale des Etablissements Michelin	87,257	8,395,513

GDF Suez	268,759	5,977,502

Lagardere SCA	110,100	3,165,199

Orange SA	377,468	6,885,212

Rexel SA	438,989	8,577,237

Total SA, ADR	151,900	8,146,397

VINCI SA	110,688	6,567,345

Total		47,714,405

GERMANY 1.7%
BASF SE	32,200	3,086,262

SAP SE	92,558	6,508,781

Siemens AG, Registered Shares	71,758	8,015,626

Total		17,610,669

Common Stocks (continued)
Issuer	Shares	Value ($)
IRELAND 3.2%
Actavis PLC(a)	52,841	15,395,754

CRH PLC	226,739	6,405,936

Medtronic PLC	147,978	11,481,613

Total		33,283,303

JAPAN 5.2%
FANUC Corp.	18,900	3,630,481

Honda Motor Co., Ltd.	232,600	7,693,298

Japan Tobacco, Inc.	218,800	6,906,657

Komatsu Ltd.	241,600	5,033,042

Kyushu Electric Power Co., Inc.(a)	506,800	4,380,429

Mitsui & Co., Ltd.	460,100	6,397,365

Nippon Telegraph & Telephone Corp.	128,500	8,009,199

Resona Holdings, Inc.	1,000,100	5,621,364

Toyota Motor Corp.	95,500	6,455,248

Total		54,127,083

LIBERIA 0.8%
Royal Caribbean Cruises Ltd.	113,994	8,711,421

NETHERLANDS 1.9%
LyondellBasell Industries NV, Class A	165,505	14,218,535

Nielsen NV	136,734	6,181,744

Total		20,400,279

NORWAY 0.5%
Telenor ASA	254,472	5,105,340

SPAIN 1.0%
Enagas SA	172,507	5,293,266

Red Electrica Corp. SA	65,706	5,598,446

Total		10,891,712

SWEDEN 1.4%
Skanska AB, Class B	272,793	6,802,647

Svenska Cellulosa AB, Class B	324,383	8,069,693

Total		14,872,340

SWITZERLAND 3.9%
ACE Ltd.	115,446	13,161,999

Novartis AG, ADR	129,371	13,247,590

TE Connectivity Ltd.	93,722	6,760,168

Tyco International PLC	182,545	7,707,050

Total		40,876,807

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
UNITED KINGDOM 10.8%
BAE Systems PLC, ADR	222,717	7,291,755

BG Group PLC	744,862	11,016,576

BP PLC, ADR	323,133	13,390,632

Britvic PLC	317,700	3,752,183

BT Group PLC	888,942	6,253,998

HSBC Holdings PLC	1,260,693	11,236,116

National Grid PLC	385,552	5,277,351

Noble Corp. PLC	425,106	7,073,764

Pearson PLC	288,080	6,315,486

Rio Tinto PLC	148,141	7,300,346

Royal Dutch Shell PLC, Class A	477,506	15,613,854

SABMiller PLC	118,121	6,701,774

Smith & Nephew PLC	324,582	5,943,119

WPP PLC	273,933	6,491,694

Total		113,658,648

UNITED STATES 54.9%
Allstate Corp. (The)	91,840	6,483,904

Altria Group, Inc.	166,226	9,356,862

American International Group, Inc.	158,925	8,793,320

Apple, Inc.	75,176	9,657,109

Bank of America Corp.	1,026,966	16,236,332

BlackRock, Inc.	17,240	6,403,281

Boeing Co. (The)	77,341	11,666,890

Capital One Financial Corp.	65,309	5,140,471

Caterpillar, Inc.	53,087	4,400,912

Cisco Systems, Inc.	715,085	21,102,158

Citigroup, Inc.	205,055	10,748,983

Coca-Cola Co. (The)	221,127	9,574,799

Comcast Corp., Class A	113,860	6,761,007

ConocoPhillips	73,511	4,792,917

CVS Health Corp.	124,882	12,971,493

Delta Air Lines, Inc.	152,195	6,775,721

Devon Energy Corp.	140,587	8,658,753

Discover Financial Services	108,761	6,632,246

Dollar General Corp.(a)	67,800	4,923,636

Dominion Resources, Inc.	86,309	6,222,016

Dow Chemical Co. (The)	415,471	20,457,792

Edison International	76,678	4,926,562

Exxon Mobil Corp.	105,208	9,315,116

General Electric Co.	611,952	15,904,632

Gilead Sciences, Inc.(a)	127,318	13,181,233

Goldman Sachs Group, Inc. (The)	72,919	13,839,297

Common Stocks (continued)
Issuer	Shares	Value ($)
Halliburton Co.	60,752	2,608,691

Harley-Davidson, Inc.	74,800	4,755,036

Hewlett-Packard Co.	208,043	7,248,218

Home Depot, Inc. (The)	61,606	7,069,288

Intel Corp.	310,605	10,327,616

Johnson & Johnson	138,707	14,218,855

JPMorgan Chase & Co.	279,645	17,136,646

McKesson Corp.	29,523	6,751,910

Merck & Co., Inc.	186,919	10,942,238

MetLife, Inc.	146,897	7,466,775

Microsoft Corp.	121,900	5,345,315

Molson Coors Brewing Co., Class B	58,728	4,456,868

Morgan Stanley	182,196	6,520,795

NextEra Energy, Inc.	70,426	7,286,274

Occidental Petroleum Corp.	95,805	7,461,293

Pfizer, Inc.	507,140	17,405,045

Phillips 66	130,097	10,207,411

Pioneer Natural Resources Co.	39,008	5,949,500

PNC Financial Services Group, Inc. (The)	53,670	4,935,493

Procter & Gamble Co. (The)	194,508	16,558,466

PVH Corp.	42,662	4,544,783

Ralph Lauren Corp.	23,720	3,259,365

Rock-Tenn Co., Class A	42,068	2,887,548

RR Donnelley & Sons Co.	318,000	6,064,260

Ryder System, Inc.	58,690	5,516,273

Sempra Energy	48,943	5,295,633

Symantec Corp.	312,531	7,863,280

SYSCO Corp.	133,105	5,189,764

Time Warner, Inc.	69,014	5,649,486

Union Pacific Corp.	70,222	8,444,898

United Continental Holdings, Inc.(a)	239,693	15,623,190

United Rentals, Inc.(a)	47,500	4,420,350

United Technologies Corp.	25,792	3,144,303

UnitedHealth Group, Inc.	107,105	12,170,341

Verizon Communications, Inc.	310,513	15,354,868

Walt Disney Co. (The)	120,148	12,505,004

Wells Fargo & Co.	209,028	11,452,644

Western Digital Corp.	62,303	6,665,175

Williams Companies, Inc. (The)	107,841	5,288,523

Xerox Corp.	473,185	6,458,975

Total		577,377,838

Total Common Stocks
(Cost: $872,430,802)		1,025,812,815

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA GLOBAL EQUITY VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Limited Partnerships 0.5%
Issuer	Shares	Value ($)
UNITED STATES 0.5%
KKR & Co. LP	245,765	5,615,730

Total Limited Partnerships
(Cost: $5,265,663)		5,615,730

Money Market Funds 2.4%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.118%(b)(c)	24,764,704	24,764,704

Total Money Market Funds
(Cost: $24,764,704)		24,764,704

Total Investments
(Cost: $902,461,169)		1,056,193,249

Other Assets & Liabilities, Net		(4,302,536)

Net Assets		1,051,890,713

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at February 28, 2015.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	13,818,722	366,265,554	(355,319,572)	24,764,704	11,909	24,764,704

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA GLOBAL EQUITY VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 28, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	69,168,015	38,516,438	—	107,684,453

Consumer Staples	58,108,252	34,919,314	—	93,027,566

Energy	98,466,326	26,630,430	—	125,096,756

Financials	152,277,349	34,076,592	—	186,353,941

Health Care	114,794,579	5,943,119	—	120,737,698

Industrials	103,141,978	45,023,743	—	148,165,721

Information Technology	81,428,014	6,508,781	—	87,936,795

Materials	48,151,245	16,792,544	—	64,943,789

Telecommunication Services	15,354,868	26,253,749	—	41,608,617

Utilities	23,730,485	26,526,994	—	50,257,479

Total Equity Securities	764,621,111	261,191,704	—	1,025,812,815

Other

Limited Partnerships	5,615,730	—	—	5,615,730

Total Other	5,615,730	—	—	5,615,730

Mutual Funds

Money Market Funds	24,764,704	—	—	24,764,704

Total Mutual Funds	24,764,704	—	—	24,764,704

Total	795,001,545	261,191,704	—	1,056,193,249

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $877,696,465)	$1,031,428,545

Affiliated issuers (identified cost $24,764,704)	24,764,704

Total investments (identified cost $902,461,169)	1,056,193,249

Receivable for:

Capital shares sold	39,922

Dividends	2,217,715

Reclaims	147,293

Prepaid expenses	2,700

Total assets	1,058,600,879

Liabilities

Foreign currency (cost $2,258)	2,242

Payable for:

Investments purchased	5,428,103

Capital shares purchased	799,560

Investment management fees	18,339

Distribution and/or service fees	7,243

Transfer agent fees	133,896

Administration fees	1,652

Plan administration fees	925

Compensation of board members	199,635

Other expenses	118,571

Total liabilities	6,710,166

Net assets applicable to outstanding capital stock	$1,051,890,713

Represented by

Paid-in capital	$929,007,347

Undistributed net investment income	7,167,260

Accumulated net realized loss	(38,005,496)

Unrealized appreciation (depreciation) on:

Investments	153,732,080

Foreign currency translations	(10,478)

Total — representing net assets applicable to outstanding capital stock	$1,051,890,713

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA GLOBAL EQUITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 28, 2015

Class A

Net assets	$894,934,277

Shares outstanding	68,830,426

Net asset value per share	$13.00

Maximum offering price per share(a)	$13.79

Class B

Net assets	$9,710,658

Shares outstanding	742,127

Net asset value per share	$13.08

Class C

Net assets	$29,304,248

Shares outstanding	2,278,271

Net asset value per share	$12.86

Class I

Net assets	$2,693

Shares outstanding	213

Net asset value per share(b)	$12.67

Class K

Net assets	$4,709,917

Shares outstanding	360,881

Net asset value per share	$13.05

Class R

Net assets	$1,115,097

Shares outstanding	85,926

Net asset value per share	$12.98

Class R4

Net assets	$203,450

Shares outstanding	15,591

Net asset value per share	$13.05

Class R5

Net assets	$25,176

Shares outstanding	1,937

Net asset value per share	$13.00

Class W

Net assets	$13,697

Shares outstanding	1,046

Net asset value per share	$13.09

Class Y

Net assets	$2,470

Shares outstanding	194

Net asset value per share(b)	$12.71

Class Z

Net assets	$111,869,030

Shares outstanding	8,593,902

Net asset value per share	$13.02

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

STATEMENT OF OPERATIONS

Year Ended February 28, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$30,793,008
Dividends — affiliated issuers	11,909
Interest	12
Foreign taxes withheld	(594,623)

Total income	30,210,306

Expenses:
Investment management fees	6,781,114
Distribution and/or service fees
Class A	2,273,875
Class B	125,665
Class C	305,083
Class R	5,164
Class W	35
Transfer agent fees
Class A	1,678,846
Class B	23,149
Class C	56,307
Class K	2,222
Class R	1,908
Class R4	471
Class R5	9
Class W	26
Class Z	208,935
Administration fees	610,580
Plan administration fees
Class K	11,110
Compensation of board members	38,985
Custodian fees	29,562
Printing and postage fees	156,719
Registration fees	139,083
Professional fees	45,908
Other	42,681

Total expenses	12,537,437
Expense reductions	(14,803)

Total net expenses	12,522,634

Net investment income	17,687,672

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	132,326,414
Foreign currency translations	(77,967)

Net realized gain	132,248,447
Net change in unrealized appreciation (depreciation) on:
Investments	(56,687,107)
Foreign currency translations	(11,302)

Net change in unrealized depreciation	(56,698,409)

Net realized and unrealized gain	75,550,038

Net increase in net assets resulting from operations	$93,237,710

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA GLOBAL EQUITY VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28, 2015	Year Ended February 28, 2014
Operations

Net investment income	$17,687,672	$12,088,092

Net realized gain	132,248,447	237,709,866

Net change in unrealized depreciation	(56,698,409)	(34,541,055)

Net increase in net assets resulting from operations	93,237,710	215,256,903

Distributions to shareholders

Net investment income

Class A	(10,515,311)	(10,165,944)

Class B	(50,837)	(56,629)

Class C	(126,401)	(77,005)

Class I	(100)	(231)

Class K	(56,781)	(47,204)

Class R	(9,411)	(6,529)

Class R4	(3,396)	(708)

Class R5	(311)	(12,852)

Class W	(171)	(183)

Class Y	(57)	(45,624)

Class Z	(1,591,936)	(1,197,513)

Net realized gains

Class A	(118,742,393)	(38,037,382)

Class B	(1,605,844)	(588,155)

Class C	(4,031,194)	(1,082,448)

Class I	(385)	(564)

Class K	(585,805)	(144,675)

Class R	(132,355)	(35,720)

Class R4	(37,665)	(3,326)

Class R5	(2,605)	(328)

Class W	(1,739)	(663)

Class Y	(352)	(146,169)

Class Z	(14,793,726)	(4,070,311)

Total distributions to shareholders	(152,288,775)	(55,720,163)

Increase in net assets from capital stock activity	17,304,236	324,499,065

Total increase (decrease) in net assets	(41,746,829)	484,035,805

Net assets at beginning of year	1,093,637,542	609,601,737

Net assets at end of year	$1,051,890,713	$1,093,637,542

Undistributed net investment income	$7,167,260	$2,009,349

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28, 2015		Year Ended February 28, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	2,162,270	28,822,554	5,872,394	76,730,961

Fund reorganization	—	—	32,813,908	405,567,944

Distributions reinvested	9,008,313	118,312,799	3,425,665	44,823,064

Redemptions	(9,492,669)	(127,372,345)	(24,628,798)	(327,382,259)

Net increase	1,677,914	19,763,008	17,483,169	199,739,710

Class B shares

Subscriptions	11,217	149,829	20,403	269,593

Fund reorganization	—	—	680,034	8,456,462

Distributions reinvested	117,607	1,560,184	45,979	607,795

Redemptions(a)	(527,719)	(7,094,757)	(676,370)	(9,002,320)

Net increase (decrease)	(398,895)	(5,384,744)	70,046	331,530

Class C shares

Subscriptions	148,168	1,955,003	123,307	1,614,131

Fund reorganization	—	—	2,025,364	24,825,553

Distributions reinvested	273,332	3,552,530	75,462	984,360

Redemptions	(433,969)	(5,735,689)	(287,263)	(3,750,553)

Net increase (decrease)	(12,469)	(228,156)	1,936,870	23,673,491

Class I shares

Fund reorganization	—	—	271	3,282

Redemptions	(949)	(12,998)	—	—

Net increase (decrease)	(949)	(12,998)	271	3,282

Class K shares

Subscriptions	69,933	937,580	95,562	1,249,745

Distributions reinvested	48,698	642,175	14,610	191,378

Redemptions	(84,324)	(1,153,614)	(69,759)	(904,906)

Net increase	34,307	426,141	40,413	536,217

Class R shares

Subscriptions	23,427	312,999	21,885	278,644

Fund reorganization	—	—	59,981	740,564

Distributions reinvested	10,290	134,424	2,980	39,041

Redemptions	(19,886)	(265,968)	(15,948)	(207,119)

Net increase	13,831	181,455	68,898	851,130

Class R4 shares

Subscriptions	22,485	308,823	9,791	130,306

Distributions reinvested	3,099	40,652	273	3,592

Redemptions	(17,576)	(233,714)	(3,197)	(42,227)

Net increase	8,008	115,761	6,867	91,671

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA GLOBAL EQUITY VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28, 2015		Year Ended February 28, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class R5 shares

Subscriptions	619	8,467	2,306	30,245

Distributions reinvested	192	2,492	1,017	12,723

Redemptions	(479)	(6,701)	(98,832)	(1,292,602)

Net increase (decrease)	332	4,258	(95,509)	(1,249,634)

Class W shares

Fund reorganization	—	—	263	3,277

Distributions reinvested	115	1,519	34	453

Redemptions	(463)	(6,528)	(12)	(154)

Net increase (decrease)	(348)	(5,009)	285	3,576

Class Y shares

Subscriptions	—	—	7	96

Fund reorganization	—	—	318,778	3,869,769

Redemptions	(262)	(3,600)	(318,544)	(4,257,971)

Net increase (decrease)	(262)	(3,600)	241	(388,106)

Class Z shares

Subscriptions	504,582	6,768,003	269,261	3,560,582

Fund reorganization	—	—	11,446,337	141,699,961

Distributions reinvested	937,766	12,317,753	286,608	3,760,075

Redemptions	(1,232,471)	(16,637,636)	(3,684,527)	(48,114,420)

Net increase	209,877	2,448,120	8,317,679	100,906,198

Total net increase	1,531,346	17,304,236	27,829,230	324,499,065

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended February 28,						Year Ended February 29,		Year Ended March 31,
Class A	2015		2014		2013		2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$13.78		$11.82		$10.72		$11.02		$9.63	$6.54

Income from investment operations:

Net investment income	0.22		0.14		0.15		0.11		0.10	0.12

Net realized and unrealized gain (loss)	0.97		2.45		1.11		(0.33)		1.40	3.10

Total from investment operations	1.19		2.59		1.26		(0.22)		1.50	3.22

Less distributions to shareholders:

Net investment income	(0.16)		(0.14)		(0.16)		(0.08)		(0.11)	(0.13)

Net realized gains	(1.81)		(0.49)		—		—		—	—

Total distributions to shareholders	(1.97)		(0.63)		(0.16)		(0.08)		(0.11)	(0.13)

Net asset value, end of period	$13.00		$13.78		$11.82		$10.72		$11.02	$9.63

Total return	9.06%		22.21%		11.94%		(1.87%)		15.67%	49.52%

Ratios to average net assets(b)

Total gross expenses	1.17%		1.19%		1.26%		1.22	%(c)	1.11%	1.09%

Total net expenses(d)	1.17	%(e)	1.18	%(e)	1.16	%(e)	1.12	%(c)(e)	1.11%	1.09%

Net investment income	1.66%		1.06%		1.41%		1.18	%(c)	1.07%	1.39%

Supplemental data

Net assets, end of period (in thousands)	$894,934		$925,249		$587,324		$595,255		$729,078	$681,073

Portfolio turnover	61%		61%		49%		21%		37%	30%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA GLOBAL EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended March 31,
Class B	2015		2014		2013		2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$13.85		$11.89		$10.77		$11.08		$9.67	$6.57

Income from investment operations:

Net investment income	0.11		0.04		0.07		0.04		0.03	0.06

Net realized and unrealized gain (loss)	0.99		2.45		1.13		(0.33)		1.40	3.10

Total from investment operations	1.10		2.49		1.20		(0.29)		1.43	3.16

Less distributions to shareholders:

Net investment income	(0.06)		(0.04)		(0.08)		(0.02)		(0.02)	(0.06)

Net realized gains	(1.81)		(0.49)		—		—		—	—

Total distributions to shareholders	(1.87)		(0.53)		(0.08)		(0.02)		(0.02)	(0.06)

Net asset value, end of period	$13.08		$13.85		$11.89		$10.77		$11.08	$9.67

Total return	8.27%		21.16%		11.18%		(2.58%)		14.84%	48.26%

Ratios to average net assets(b)

Total gross expenses	1.91%		1.94%		2.00%		1.96	%(c)	1.86%	1.85%

Total net expenses(d)	1.91	%(e)	1.93	%(e)	1.91	%(e)	1.88	%(c)(e)	1.86%	1.85%

Net investment income	0.79%		0.32%		0.63%		0.41	%(c)	0.30%	0.68%

Supplemental data

Net assets, end of period (in thousands)	$9,711		$15,807		$12,730		$19,003		$32,311	$50,132

Portfolio turnover	61%		61%		49%		21%		37%	30%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended March 31,
Class C	2015		2014		2013		2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$13.65		$11.72		$10.62		$10.93		$9.55	$6.49

Income from investment operations:

Net investment income	0.12		0.05		0.07		0.04		0.03	0.05

Net realized and unrealized gain (loss)	0.96		2.41		1.11		(0.32)		1.38	3.08

Total from investment operations	1.08		2.46		1.18		(0.28)		1.41	3.13

Less distributions to shareholders:

Net investment income	(0.06)		(0.04)		(0.08)		(0.03)		(0.03)	(0.07)

Net realized gains	(1.81)		(0.49)		—		—		—	—

Total distributions to shareholders	(1.87)		(0.53)		(0.08)		(0.03)		(0.03)	(0.07)

Net asset value, end of period	$12.86		$13.65		$11.72		$10.62		$10.93	$9.55

Total return	8.25%		21.23%		11.20%		(2.56%)		14.82%	48.35%

Ratios to average net assets(b)

Total gross expenses	1.92%		1.93%		2.01%		1.97	%(c)	1.86%	1.85%

Total net expenses(d)	1.92	%(e)	1.93	%(e)	1.91	%(e)	1.88	%(c)(e)	1.86%	1.85%

Net investment income	0.90%		0.39%		0.66%		0.44	%(c)	0.32%	0.62%

Supplemental data

Net assets, end of period (in thousands)	$29,304		$31,265		$4,147		$4,203		$4,977	$4,895

Portfolio turnover	61%		61%		49%		21%		37%	30%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA GLOBAL EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,			Year Ended February 29,		Year Ended March 31,
Class I	2015	2014	2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$13.47	$11.59	$10.51	$11.03		$9.64	$6.55

Income from investment operations:

Net investment income	0.26	0.20	0.19	0.14		0.14	0.14

Net realized and unrealized gain (loss)	0.97	2.38	1.10	(0.36)		1.40	3.12

Total from investment operations	1.23	2.58	1.29	(0.22)		1.54	3.26

Less distributions to shareholders:

Net investment income	(0.22)	(0.21)	(0.21)	(0.30)		(0.15)	(0.17)

Net realized gains	(1.81)	(0.49)	—	—		—	—

Total distributions to shareholders	(2.03)	(0.70)	(0.21)	(0.30)		(0.15)	(0.17)

Net asset value, end of period	$12.67	$13.47	$11.59	$10.51		$11.03	$9.64

Total return	9.66%	22.63%	12.46%	(1.59%)		16.18%	50.13%

Ratios to average net assets(b)

Total gross expenses	0.69%	0.69%	0.78%	0.74	%(c)	0.63%	0.66%

Total net expenses(d)	0.69%	0.69%	0.75%	0.69	%(c)	0.63%	0.66%

Net investment income	1.92%	1.57%	1.83%	1.52	%(c)	1.50%	1.50%

Supplemental data

Net assets, end of period (in thousands)	$3	$16	$10	$9		$10	$18,363

Portfolio turnover	61%	61%	49%	21%		37%	30%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,			Year Ended February 29,		Year Ended March 31,
Class K	2015	2014	2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$13.82	$11.86	$10.75	$11.05		$9.65	$6.56

Income from investment operations:

Net investment income	0.24	0.16	0.17	0.11		0.12	0.13

Net realized and unrealized gain (loss)	0.98	2.45	1.12	(0.32)		1.40	3.10

Total from investment operations	1.22	2.61	1.29	(0.21)		1.52	3.23

Less distributions to shareholders:

Net investment income	(0.18)	(0.16)	(0.18)	(0.09)		(0.12)	(0.14)

Net realized gains	(1.81)	(0.49)	—	—		—	—

Total distributions to shareholders	(1.99)	(0.65)	(0.18)	(0.09)		(0.12)	(0.14)

Net asset value, end of period	$13.05	$13.82	$11.86	$10.75		$11.05	$9.65

Total return	9.25%	22.31%	12.13%	(1.81%)		15.94%	49.64%

Ratios to average net assets(b)

Total gross expenses	1.03%	1.04%	1.08%	1.03	%(c)	0.92%	0.92%

Total net expenses(d)	1.03%	1.04%	1.05%	0.97	%(c)	0.92%	0.92%

Net investment income	1.81%	1.22%	1.55%	1.14	%(c)	1.26%	1.53%

Supplemental data

Net assets, end of period (in thousands)	$4,710	$4,514	$3,394	$2,762		$13,828	$10,093

Portfolio turnover	61%	61%	49%	21%		37%	30%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA GLOBAL EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,					Year Ended February 29,		Year Ended March 31,
Class R	2015		2014		2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$13.76		$11.82		$10.72	$11.02		$9.63	$6.54

Income from investment operations:

Net investment income	0.19		0.12		0.13	0.09		0.08	0.08

Net realized and unrealized gain (loss)	0.97		2.43		1.11	(0.33)		1.39	3.12

Total from investment operations	1.16		2.55		1.24	(0.24)		1.47	3.20

Less distributions to shareholders:

Net investment income	(0.13)		(0.12)		(0.14)	(0.06)		(0.08)	(0.11)

Net realized gains	(1.81)		(0.49)		—	—		—	—

Total distributions to shareholders	(1.94)		(0.61)		(0.14)	(0.06)		(0.08)	(0.11)

Net asset value, end of period	$12.98		$13.76		$11.82	$10.72		$11.02	$9.63

Total return	8.80%		21.88%		11.68%	(2.08%)		15.35%	49.13%

Ratios to average net assets(b)

Total gross expenses	1.42%		1.43%		1.51%	1.47	%(c)	1.39%	1.45%

Total net expenses(d)	1.42	%(e)	1.43	%(e)	1.41%	1.38	%(c)	1.39%	1.45%

Net investment income	1.46%		0.87%		1.18%	0.95	%(c)	0.78%	0.88%

Supplemental data

Net assets, end of period (in thousands)	$1,115		$992		$38	$29		$34	$30

Portfolio turnover	61%		61%		49%	21%		37%	30%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,					Year Ended February 29,		Year Ended March 31,
Class R4	2015		2014		2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$13.82		$11.86		$10.74	$11.07		$9.64	$6.55

Income from investment operations:

Net investment income	0.26		0.19		0.15	0.13		0.10	0.11

Net realized and unrealized gain (loss)	0.97		2.43		1.13	(0.34)		1.40	3.10

Total from investment operations	1.23		2.62		1.28	(0.21)		1.50	3.21

Less distributions to shareholders:

Net investment income	(0.19)		(0.17)		(0.16)	(0.12)		(0.07)	(0.12)

Net realized gains	(1.81)		(0.49)		—	—		—	—

Total distributions to shareholders	(2.00)		(0.66)		(0.16)	(0.12)		(0.07)	(0.12)

Net asset value, end of period	$13.05		$13.82		$11.86	$10.74		$11.07	$9.64

Total return	9.38%		22.45%		12.03%	(1.77%)		15.67%	49.35%

Ratios to average net assets(b)

Total gross expenses	0.92%		0.94%		1.21%	1.29	%(c)	1.18%	1.17%

Total net expenses(d)	0.92	%(e)	0.93	%(e)	1.15%	0.92	%(c)	1.18%	1.17%

Net investment income	1.93%		1.42%		1.43%	1.40	%(c)	1.07%	1.32%

Supplemental data

Net assets, end of period (in thousands)	$203		$105		$8	$8		$8	$183

Portfolio turnover	61%		61%		49%	21%		37%	30%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	25

COLUMBIA GLOBAL EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,			Year Ended February 29,		Year Ended March 31,
Class R5	2015	2014	2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$13.78	$11.83	$10.73	$11.03		$9.63	$6.54

Income from investment operations:

Net investment income	0.30	0.17	0.19	0.15		0.14	0.15

Net realized and unrealized gain (loss)	0.94	2.46	1.11	(0.33)		1.41	3.10

Total from investment operations	1.24	2.63	1.30	(0.18)		1.55	3.25

Less distributions to shareholders:

Net investment income	(0.21)	(0.19)	(0.20)	(0.12)		(0.15)	(0.16)

Net realized gains	(1.81)	(0.49)	—	—		—	—

Total distributions to shareholders	(2.02)	(0.68)	(0.20)	(0.12)		(0.15)	(0.16)

Net asset value, end of period	$13.00	$13.78	$11.83	$10.73		$11.03	$9.63

Total return	9.48%	22.59%	12.34%	(1.53%)		16.26%	50.15%

Ratios to average net assets(b)

Total gross expenses	0.79%	0.78%	0.83%	0.79	%(c)	0.67%	0.67%

Total net expenses(d)	0.79%	0.78%	0.80%	0.73	%(c)	0.67%	0.67%

Net investment income	2.23%	1.32%	1.78%	1.59	%(c)	1.49%	1.72%

Supplemental data

Net assets, end of period (in thousands)	$25	$22	$1,149	$1,043		$1,066	$7

Portfolio turnover	61%	61%	49%	21%		37%	30%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,					Year Ended February 29,		Year Ended March 31,
Class W	2015		2014		2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$13.86		$11.89		$10.76	$11.03		$9.63	$6.54

Income from investment operations:

Net investment income	0.22		0.14		0.15	0.09		0.11	0.12

Net realized and unrealized gain (loss)	0.98		2.46		1.12	(0.33)		1.40	3.10

Total from investment operations	1.20		2.60		1.27	(0.24)		1.51	3.22

Less distributions to shareholders:

Net investment income	(0.16)		(0.14)		(0.14)	(0.03)		(0.11)	(0.13)

Net realized gains	(1.81)		(0.49)		—	—		—	—

Total distributions to shareholders	(1.97)		(0.63)		(0.14)	(0.03)		(0.11)	(0.13)

Net asset value, end of period	$13.09		$13.86		$11.89	$10.76		$11.03	$9.63

Total return	9.08%		22.16%		11.92%	(2.19%)		15.82%	49.56%

Ratios to average net assets(b)

Total gross expenses	1.16%		1.19%		1.26%	1.13	%(c)	1.14%	1.03%

Total net expenses(d)	1.16	%(e)	1.18	%(e)	1.16%	1.10	%(c)(e)	1.14%	1.03%

Net investment income	1.65%		1.08%		1.38%	0.89	%(c)	1.04%	1.45%

Supplemental data

Net assets, end of period (in thousands)	$14		$19		$13	$25		$20,400	$4

Portfolio turnover	61%		61%		49%	21%		37%	30%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	27

COLUMBIA GLOBAL EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,
Class Y	2015	2014(a)
Per share data
Net asset value, beginning of period	$13.52	$11.61

Income from investment operations:

Net investment income	0.27	0.19

Net realized and unrealized gain	0.95	2.41

Total from investment operations	1.22	2.60

Less distributions to shareholders:

Net investment income	(0.22)	(0.20)

Net realized gains	(1.81)	(0.49)

Total distributions to shareholders	(2.03)	(0.69)

Net asset value, end of period	$12.71	$13.52

Total return	9.50%	22.76%

Ratios to average net assets(b)

Total gross expenses	0.72%	0.72%

Total net expenses(c)	0.72%	0.72%

Net investment income	2.01%	1.46%

Supplemental data

Net assets, end of period (in thousands)	$2	$6

Portfolio turnover	61%	61%

Notes to Financial Highlights

(a)	Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28,						Year Ended February 29,		Year Ended March 31,
Class Z	2015		2014		2013		2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$13.79		$11.84		$10.73		$11.03		$9.32

Income from investment operations:

Net investment income	0.26		0.19		0.18		0.15		0.06

Net realized and unrealized gain (loss)	0.97		2.42		1.12		(0.34)		1.72

Total from investment operations	1.23		2.61		1.30		(0.19)		1.78

Less distributions to shareholders:

Net investment income	(0.19)		(0.17)		(0.19)		(0.11)		(0.07)

Net realized gains	(1.81)		(0.49)		—		—		—

Total distributions to shareholders	(2.00)		(0.66)		(0.19)		(0.11)		(0.07)

Net asset value, end of period	$13.02		$13.79		$11.84		$10.73		$11.03

Total return	9.41%		22.40%		12.32%		(1.62%)		19.16%

Ratios to average net assets(c)

Total gross expenses	0.92%		0.93%		1.01%		0.96	%(d)	0.87	%(d)

Total net expenses(e)	0.92	%(f)	0.93	%(f)	0.91	%(f)	0.86	%(d)(f)	0.87	%(d)

Net investment income	1.91%		1.41%		1.68%		1.67	%(d)	1.35	%(d)

Supplemental data

Net assets, end of period (in thousands)	$111,869		$115,642		$785		$552		$3

Portfolio turnover	61%		61%		49%		21%		37%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	29

COLUMBIA GLOBAL EQUITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS

February 28, 2015

Note 1. Organization

Columbia Global Equity Value Fund (formerly known as Columbia Equity Value Fund) (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective September 5, 2014, Columbia Equity Value Fund was renamed Columbia Global Equity Value Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund’s prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

30	Annual Report 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Annual Report 2015	31

COLUMBIA GLOBAL EQUITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.66% to 0.49% as the Fund’s net assets increase. The effective investment management fee rate for the year ended February 28, 2015 was 0.63% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended February 28, 2015 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2015, other expenses paid by the Fund to this company were $2,708.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the

32	Annual Report 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended February 28, 2015, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class K	0.05
Class R	0.18
Class R4	0.18
Class R5	0.05
Class W	0.19
Class Z	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2015, these minimum account balance fees reduced total expenses of the Fund by $14,803.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,582,000 and $47,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information

Annual Report 2015	33

COLUMBIA GLOBAL EQUITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

available as of December 31, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $221,277 for Class A, $2,655 for Class B and $1,171 for Class C shares for the year ended February 28, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective July 1, 2014	Contractual Expense Cap Prior to July 1, 2014
Class A	1.18%	1.18%
Class B	1.93	1.93
Class C	1.93	1.93
Class I	0.80	0.77
Class K	1.10	1.07
Class R	1.43	1.43
Class R4	0.93	0.93
Class R5	0.85	0.82
Class W	1.18	1.18
Class Y	0.80	0.77
Class Z	0.93	0.93

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign currency transactions, and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(175,049)
Accumulated net realized loss	1,628,484
Paid-in capital	(1,453,435)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended February 28, 2015 ($)	Year Ended February 28, 2014 ($)
Ordinary income	12,354,712	11,610,422
Long-term capital gains	139,934,063	44,109,741
Total	152,288,775	55,720,163

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$7,365,514
Undistributed long-term capital gains	14,047,337
Capital loss carryforwards	(50,228,924)
Net unrealized appreciation	151,908,171

34	Annual Report 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

At February 28, 2015, the cost of investments for federal income tax purposes was $904,285,078 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$178,151,037
Unrealized depreciation	(26,242,866)
Net unrealized appreciation	151,908,171

The following capital loss carryforwards, determined at February 28, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	50,228,924

For the year ended February 28, 2015, $54,336,238 of capital loss carryforward was utilized and $1,453,436 was permanently lost.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $645,359,469 and $770,139,387, respectively, for the year ended February 28, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2015, affiliated shareholders of record owned 45.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended February 28, 2015.

Note 9. Significant Risks

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly

Annual Report 2015	35

COLUMBIA GLOBAL EQUITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 28, 2015

susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

36	Annual Report 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Global Equity Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Equity Value Fund (the “Fund”, a series of Columbia Funds Series Trust II) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two periods in the year then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on February 29, 2012 and prior were audited by another independent registered public accounting firm whose report dated April 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 21, 2015

Annual Report 2015	37

COLUMBIA GLOBAL EQUITY VALUE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$80,888,831

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

38	Annual Report 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	127	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2015	39

COLUMBIA GLOBAL EQUITY VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

40	Annual Report 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	186	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

Annual Report 2015	41

COLUMBIA GLOBAL EQUITY VALUE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

42	Annual Report 2015

COLUMBIA GLOBAL EQUITY VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	43

Columbia Global Equity Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

columbiathreadneedle.com/us

ANN145_02_E01_(04/15)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 28, 2015 and February 28, 2014 are approximately as follows:

2015	2014
$21,300	$20,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 28, 2015 and February 28, 2014 are approximately as follows:

2015	2014
$400	$2,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2015 and 2014, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2014 also includes Audit-Related Fees for agreed-upon procedures related to a fund merger.

During the fiscal years ended February 28, 2015 and February 28, 2014, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2015 and February 28, 2014 are approximately as follows:

2015	2014
$5,800	$5,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended February 28, 2015 and February 28, 2014, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2015 and February 28, 2014 are approximately as follows:

2015	2014
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 28, 2015 and February 28, 2014 are approximately as follows:

2015	2014
$440,000	$135,000

In both fiscal years 2015 and 2014, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2015 and 2014 were pre-approved by the registrant’s Audit Committee.

(f)	Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2015 and February 28, 2014 are approximately as follows:

2015	2014
$446,200	$143,200

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                                           Columbia Funds Series Trust II

By (Signature and Title)                    /s/ Christopher O. Petersen

                                           Christopher O. Petersen, President and Principal Executive Officer

Date                                                     April 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                    /s/ Christopher O. Petersen

                                         Christopher O. Petersen, President and Principal Executive Officer

Date                                                     April 21, 2015

By (Signature and Title)                     /s/ Michael G. Clarke

                                                             Michael G. Clarke, Treasurer and Chief Financial Officer

Date                                                     April 21, 2015